CREDIT FACILITIES	3 Months Ended
Dec. 31, 2025
CREDIT FACILITIES
CREDIT FACILITIES

10.CREDIT FACILITIES

The continuity of the credit facilities is as follows:

	Unsecured
	Credit	Kamino
	Facility	Facility	Total
Balance, September 30, 2024	$—	$—	$—
Advances to Company	16,387,090	—	16,387,090
Repayments during the year	(222,500)	—	(222,500)
Balance, September 30, 2025	$16,164,590	$—	$16,164,590
Advances to Company	—	5,766,098	5,766,098
Repayments during the year	(7,000,000)	—	(7,000,000)
Balance, December 31, 2025	$9,164,590	$5,766,098	$14,930,688

The Unsecured Credit Facility

During the year ended September 30, 2025, the Company entered into an unsecured, revolving demand credit facility (the “Unsecured Credit Facility”) with its former Chairman, Mr. Antanas Guoga (the “Lender”). Under the terms of the Unsecured Credit Facility, the Lender agreed to make available to the Company up to $10 million, subsequently increased to $25 million, (the “Commitment Amount”) in principal amount of unsecured, revolving credit, in such amounts as may be requested by the Company from time to time prior to October 21, 2026 (the “Maturity Date”). The drawn and unpaid portion of the Commitment Amount (the “Principal Balance”) will bear interest at a rate of 5% per annum, accrued daily. The Principal Balance and accrued and unpaid interest will be payable on the Maturity Date, subject to the Lender’s right to demand repayment of amounts outstanding under the Unsecured Credit Facility at any time.

During the three-month period ended December 31, 2025, the Company repaid $7,000,000 of the Unsecured Credit Facility.

For the three months ended December 31, 2025, interest expense of $148,765 related to the Unsecured Credit Facility had been recorded in accrued liabilities (2024 - $32,835).

On December 31, 2025 the Company announced an agreement to repay the Unsecured Credit Facility under the following terms: 50% of the outstanding balance will convert to equity on January 7, 2026 through the issuance of 2,300,726 common shares of the Company; a payment of $2,461,777 by January 7, 2026; and a payment of $2,461,777 by February 14, 2026 (see Note 23, Subsequent Events).

The Kamino Facility

During the three months ended December 31, 2025, the Company entered into a cryptocurrency-backed credit facility with Kamino Finance, a decentralized lending protocol on the Solana blockchain (the “Kamino Facility”). Under the terms of the Kamino Facility, the Company deposited cryptocurrency assets as collateral to borrow PYUSD (PayPal USD stablecoin).

The Kamino Facility is a smart contract-based lending arrangement that allows the Company to maintain exposure to its cryptocurrency holdings while accessing stablecoin liquidity. Interest accrues continuously at approximately 1.7% and is calculated based on the utilization of the lending pools. The Company’s collateral earns staking rewards which offset a portion of the borrowing costs.

The facility operates on an over-collateralized basis with automated liquidation mechanisms. If the LTV ratio exceeds the liquidation threshold of 61.68%, the protocol may automatically liquidate a portion of the collateral to repay the outstanding loan balance. The Company actively monitors its LTV ratio and manages collateral levels to maintain a conservative position well below the liquidation threshold.

The Kamino Facility does not have a fixed maturity date, and the Company may repay the borrowed amount at any time without penalty. The Company may also add or withdraw collateral subject to maintaining the required collateralization ratios.

At December 31, 2025, the Company had transferred 53,911 jitoSOL as collateral with a value of $11,943,716, borrowing $4,200,000 PYUSD ($5,766,098).

For the three months ended December 31, 2025, interest expense of $18,213 related to the Kamino Facility had been recorded in accrued liabilities (2024 - $nil).